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                                                                   EXHIBIT 10.22

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (as amended or supplemented from time to time, this "Agreement") is hereby made this 12 day of February, 1998 by and among Central Parking Corporation, a Tennessee corporation (the "Company"), Lewis Katz and Saul Schwartz (collectively, the "KSHC Holders")(the "Initial Holders," and each, and "Initial Holder").

                             Preliminary Statements

     Contemporaneously with the execution and delivery of this Agreement, and pursuant to that certain Acquisition Agreement and Plan of Merger by and among the Company and Kinney System Holding Corp. and KSHC Parallel Parking, Inc. dated as of November 7, 1997 (the "Merger Agreement"), the Company will issue an aggregate of 882,422 shares of the Company's Common Stock (as defined below) to the KSHC Holders. In connection with the transactions contemplated by the Merger Agreement, and as a condition thereto, the Initial Holders and the Company are required to execute and deliver this Agreement.

     IN CONSIDERATION of the foregoing premises and the mutual promises, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, hereby agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings, and defined terms used herein but not defined herein shall have the meaning ascribed to them in the Merger
Agreement:

          (a) Common Stock shall mean the Company's common stock, par value $0.01 per share.

          (b) Commission shall mean the Securities and Exchange Commission, or any successor organization thereto.

          (c) Company Shares shall mean any shares of Common Stock held by the Company.

          (d) Exchange Act shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended and supplemented from time to time, or any successors thereto.

          (e) Fair Market Value of a share of Common Stock, as of any date, means the daily closing price per share of the Common Stock on such date. As used in this definition, the daily closing price per share shall be the closing price for NYSE-Composite transactions in Common stock as reported by the NYSE or, if such Common Stock, is not then listed or admitted to trading on such exchange, on the principal national securities exchange on which such Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any securities exchange, on the Nasdaq National Market, or if such Common Stock is not then listed or admitted to trading on a national
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securities exchange or quoted on the Nasdaq National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected by the Company or if no such bid prices are available, the fair market value per share as determined in good faith by the Board, provided, that the Board shall not discount any such determination of fair market value to reflect the fact that any shares of Common Stock are subject to the restrictions of this Agreement or the Shareholders' Agreement (as defined below).

     (f) Holders shall mean each of the Initial Holders, their Permitted Transferees, and any other Person that shall hereafter acquire, by purchase or otherwise, any Registerable Shares from the Initial Holders and their Permitted Transferees, and that shall have executed and delivered a joinder agreement.

     (g) Initiating Holders shall mean any Holder or Holders making the initial request for registration pursuant to Section 2(a) or Section 3(a), as applicable.

     (h) Merger Shares shall mean the shares of Common Stock received by the KSHC Holders pursuant to the Merger Agreement.

     (i) Other Shares shall mean any issued and outstanding shares of Common Stock held by any Person other than the Company or an Initial Holder and its Permitted Transferee.

     (j)  Permitted Transferee shall have the meaning set forth in
Section 15(a).

     (k) Person shall mean any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, joint venture, trust, association, entity, or other form of business organization.

     (l) Registerable Shares shall mean: (i) shares of Common Stock held by any Holder; and (ii) any shares of Common Stock or other equity securities issued pursuant to a stock dividend, subdivision, split-up, combination, or other recapitalization with respect to any of the shares described in (i) above, excluding such shares or such other equity securities: (x) that have been registered under the Securities Act pursuant to an effective registration statement filed thereunder (other than pursuant to the S-4 Registration Statement); (y) with respect to which public sale (without volume limitations) is permitted to Rule 144 or any other rule or regulation permitting public sale without registration under the Securities Act (in any case, as amended or supplemented from time to time, or any successors thereto) promulgated under the Securities Act; or (z) that are no longer held by a Holder or any Permitted Transferee.

     (m) Registration Expenses shall mean all expenses incurred by the Company in complying with the registration requirements of Section 2 and Section 3 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, costs of insurance, but excluding any Selling Expenses.


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          (n)  Securities Act shall mean the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended and supplemented from time to time, or any successors thereto.

          (o) Selling Expenses shall mean all underwriting discounts, selling commissions, transfer taxes and other similar expenses applicable to the sale for Registerable Shares.

          (p) Substantial Amount shall mean (i) with respect to registration under Section 2, that number of Registerable Shares that equals fifty percent (50%) or more of all of the Registerable Shares, and (ii) with respect to a registration under Section 3, that number of Registerable Shares that equals twenty-five percent (25%) or more of all of the Registerable Shares.

          (q) Termination Date shall mean the fifth anniversary date of this Agreement.

          (r) Transfer shall mean any sale, assignment, transfer, pledge, hypothecation, gift or any other disposition.

     2.   Demand Registration

          (a) At any time and from time to time on or after the earlier of the third anniversary of the date hereof and the date upon which the transfer restrictions affecting shares of Registerable Securities lapse pursuant to the terms of the Shareholders' Agreement and Agreement Not to Compete dated ______, 1998 among the Company, the KSHC Holders and Monroe J. Carell, Jr. ("Shareholders' Agreement") and prior to the Termination Date, the Holders of a Substantial Amount of Registerable Shares shall have the right, subject to the further provisions for this Section 2 and of Section 4, to request that the Company effect registrations on Form S-3 with respect to all or at least a Substantial Amount of Registerable Shares. The Holders may request that the Company effect registrations on Forms S-1 or S-2 in the event Form S-3 is not available for use by the Company, provided the request is to register shares of Common Stock with an aggregate Fair Market Value of $20,000,000 or more. Each such request shall be in writing, shall specify the Registerable Shares to be sold or disposed by the Holders thereof, and shall state the intended method of disposition of such Registerable Shares. Upon the Company's receipt of any such request, the Company shall:

               (i) as promptly as practicable give written notice of the proposed registration to all other Holders; and

               (ii) use its best efforts as expeditiously as practicable to effect a registration of the Registerable Shares as may be so requested and as would permit the sale and distribution of such portion of the Initiating Holders' Registerable Shares as are specified in such request and such portion of the Registerable Shares of any other Holder or Holders joining in such request within fifteen (15) days after respective receipt of written notice from the Company.


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     (b)  If the Initiating Holders intend to distribute the Registerable Shares covered by their request by means of underwriting, then (i) such Initiating Holders shall so advise the Company as part of their request made pursuant to
Section 2(a), (ii) the Company shall include such information in its written notice referred to in Section 2(a)(i), and (iii) the Company and the Holders proposing to distribute their securities shall enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting by the Company.

     (c) The Company shall be entitled to include in any registration requested pursuant to this Section 2 Company Shares and other Shares; provided, that if the managing underwriter, if any, or if the registration pursuant to this
Section 2 is not, in whole or in part, an underwritten offering, the Company, shall be of the opinion that the inclusion of all of the Registration Shares, the Company Shares and the Other Shares proposed to be included in such registration would interfere with the successful marketing of all of such securities, then the number of Registerable Shares, Company shares and Other Shares to be included in the registration statement shall, subject to Section 4(d), be included in the offering in the following order and priority:

          FIRST: the Holders shall have the right to participate in accordance with their respective registration rights hereunder on a prorata basis, to the extent that the managing underwriter in such offering, or if such offering is not, in whole or in part, an underwritten offering, the Company, reasonably believes in good faith that the inclusion of such Registerable Shares will not materially and adversely affect such offering; and then

          SECOND: the Company shall have the right to participate to the extent that the managing underwriter in such offering, or if such offering is not, in whole or in part, an underwritten offering, the Company, reasonably believes in good faith that the inclusion of such Company Shares will not materially adversely affect such offering; and then

          THIRD: the holders of Other Shares that have Company granted registration rights shall have the right to participate in accordance with their respective registration rights on a pari passu basis ratably in accordance with the ratio that the number of shares proposed to be included in such registration each such holder bears to the total number of such Other Shares proposed to be included in such registration to the extent that the managing underwriter in such offering, or if such offering is not, in whole or in part, an underwritten offering, the Company, reasonably believes in good faith that the inclusion of such Other Shares will not materially and adversely affect such offering; and then

          FOURTH: the holders of Other Shares that do not have Company granted registration rights shall have the right, to the extent, if at all, that the Company proposes to include such Other Shares therein, to participate to the extent that the managing underwriter in such offering, or if such offering is not, in whole or in part, an underwritten offering, the Company, reasonably believes in good faith that the inclusion of such Other Shares will not materially and adversely affect such offering.


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     (d)  The Company shall not be required to file and cause to become effective any such registration pursuant to this Section 2(x) subject to Section 4(c), after the Company has filed three (3) registrations under this Section 2, or (y) within one hundred twenty (120) days after the effective date of any other registration filed by the Company under the Securities Act as to which the Holders had registration rights under Section 3. Any registration proceeding begun pursuant to this Section 2 that is subsequently withdrawn by the Holders of a majority of the Registerable Shares requested to be registered shall count toward the three (3) registration statements that the Holders have the right to cause the Company to effect pursuant to this Section 2.

3.   "Piggy-Back" Registration.

     (a) If the Company proposes to register any Company Shares or any Other Shares or both under the Securities Act for sale to the public (except with respect to (x) any registration statement relating to any demand pursuant to
Section 2 and (y) any registration statements on Forms S-4, S-8 or any other form not generally available for registering the Registerable Shares for sale to the public) at any time and from time to time on or after the earlier of the third anniversary of the date hereof and the date upon which the transfer restrictions affecting shares of Registerable Securities lapse pursuant to the terms of the Shareholders' Agreement and prior to the Termination Date, then each such time, the Company shall:

          (i) as promptly as practicable give written notice to all Holders holding Registerable Shares of its intention so to do; and

          (ii) upon the written request of any such Holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any of such Holders' Registerable Shares (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Registerable Shares as to which registration shall have been so requested to be included with the Company Shares and the Other Shares to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder (in accordance with its written request) of such Registerable Shares so registered.

     (b) If the registration of which the Company gives notice under Section 3(a)(i) involves, in whole or in part, an underwriting, then the Company shall so advise the Holders as a part of such notice. In such event, the right of any Holder to include Registerable Shares in such registration pursuant to this
Section 3 shall be subject to the inclusion of such Holder's Registerable Shares in the underwriting. All Holders proposing to distribute their Registerable Shares shall together with the Company and any other holders distributing their respective Other Shares through such underwriting, enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting by the Company.

     (c) If the managing underwriter, if any, or if the registration pursuant to this Section 3, is not, in whole or in part, an underwritten offering, the Company, shall be of the opinion that the inclusion of all of the Company Shares, the Other Shares and Registerable Shares proposed to be included in such registration would interfere with the successful marketing of all securities


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proposed to be included in such registration, then the number of Registerable
Shares, Company Shares and Other Shares to be included in the registration statement shall, subject to Section 4(d), be included in the offering in the following order and priority:

          FIRST: the Company shall have the right to participate; and then

          SECOND: the Holders shall have the right to participate on the basis as set forth in Section 2(c) "FIRST"; and then

          THIRD: the holders of Other Shares that have Company granted registration rights shall have the right to participate in accordance with their respective registration rights on a pari passu basis ratable in accordance with the ratio that the number of shares proposed to be included in such registration by each such holder bears to the total number of such Other Shares proposed to be included in such registration to the extent that the managing underwriter in such offering, or if such offering is not, in whole or in part, an underwritten offering, the Company, reasonable believes in good faith that the inclusion of such Other Shares will not materially adversely affect such offering; and then

          FOURTH: the holders of Other Shares that do not have Company granted registration rights shall have the right, to the extent, if at all, that the Company proposes to include such Other Shares therein, to participate to the extent that the managing underwriter in such offering, of if such offering is not, in whole or in part, an underwritten offering, the Company, reasonably believes in good faith that the inclusion of such Other Shares will not materially and adversely affect such offering.

     4.  Limitations on Registration Rights.

         (a) Notwithstanding anything to the contrary contained in this Agreement, the Company may delay the filing or effectiveness of a registration statement under Section 2 (i) for such time as may reasonably be required by the Company to obtain such audited and unaudited financial statements as may be required by law to be included in the registration statement, (ii) for up to ninety (90) days if the Company's board of directors believes that the offering of Registerable Shares pursuant thereto would interfere with or be detrimental to a planned offering by the Company of any of the Company's securities, whether debt or equity, (iii) for up to ninety (90) days if the Company's board of directors believes that an offering of Registerable Shares thereunder would have a material adverse effect on the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of the Company (a "Material Adverse Effect"), or (iv) for such time as may reasonably be required, not to exceed 120 days, by the Company at any time when the Company would be required to disclose in such registration statement material information that it would not otherwise be required to disclose in its filings with the Commission pursuant to the Exchange Act and that it has not then disclosed in such filings with the Commission.

         (b) Notwithstanding anything to the contrary contained in this Agreement, the Company may delay the filing or effectiveness of, or may withdraw, any registration statement referred under Section 3 at any time if in the opinion of the Company such offering would have a

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Material Adverse Effect, without thereby incurring any liability or obligation of any kind whatsoever to any Holder of Registerable Shares or Other Shares.

     (c) If during any period when a registration statement covering Registerable Shares filed pursuant to Section 2 is effective, the Company proposes to file a registration statement of Forms S-1 or S-4 (or any of their respective successor forms), then the Company shall have the right to terminate the effectiveness of the registration statement covering such Registerable Shares for a period of not more than one hundred twenty (120) days. During such one hundred twenty (120) day period the company shall use reasonable efforts to prepare and file a registration statement (the "Company Registration Statement") covering the share of Common Stock sought to be registered by the Company and the Registerable Shares for which such effective registration statement was filed. In any such event, the participating Holders shall include such Registerable Shares in the Company Registration Statement. If such Registerable Shares are not sold within such one hundred twenty (120) day period, then the Holders shall have one additional right to require registration under Section 2.

     (d) The Company shall have the right to grant registration rights to any other Person holding any of the Company's securities pursuant to such other agreements as the Company, in its sole discretion, desires. Such Company granted registration rights may rank junior, senior, or equally with the registration rights established under this Agreement, provided however, that with respect to any rights which rank senior or equally with the registration rights established in this Agreement, such rights shall provide, and the Initial Holders and their Permitted Transferees agree, that with respect to priority of distribution in the case of demand rights of the type granted pursuant to Section 2 hereof to the Initial Holders and their Permitted Transferees, that the holder of such registration rights first requesting registration by notice to the Company shall have priority over any other holder with demand rights which purport to be equal or senior.

     5. Holdback Agreement. In addition to any other restrictions on Transfer of the Registerable Shares contained in this Agreement, if the Company shall at any time register shares of Common Stock under the Securities Act (including, without limitation, any registration pursuant to Section 2 or Section 3) for offer or sale to the public, then none of the holders of Registerable Shares shall make any short sale of, grant an option for the Transfer of, or otherwise Transfer, any Registerable Shares (other than for the public sale of those Registerable Shares included in and sold pursuant to such registration in accordance with Section 2 or Section 3) without the prior written consent of the Company for such period as may be designated by the Company, or, if the registration shall be, in whole or in part, an underwritten offering, the managing underwriter, in writing to the Holders, which period shall not begin more than the (10) days prior to the effectiveness of the registration statement pursuant to which such public offer or sale will be made and shall not last more than one hundred twenty (120) days after the effective date of such registration statement.

     6. Registration Procedures. If and to the extent that the Company is required by the provisions of Section 2 or Section 3 to use its best efforts to effect the registration of any Registerable Shares under the Securities Act, then the Company shall, as expeditiously as practicable:


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     (a)  prepare and file with the Commission a registration statement with respect to such Registerable Shares and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (such period to be determined as hereinafter provided);

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Registerable Shares covered by such registration statement in accordance with the sellers' respective intended method of disposition set forth in such registration statement for such period;

     (c) furnish to each seller of Registerable Shares and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request to facilitate the public sale or other disposition of the Registerable Shares covered by such registration statement;

     (d) use its reasonable efforts to register or qualify the Registerable Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registerable Shares or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not then so qualified, to consent to general service of process in any such jurisdiction or submit to liability for state or local taxes where it is then not otherwise liable for such taxes;

     (e) use its reasonable efforts to list the Registerable Shares covered by such registration statement with the securities exchange or to cause such Registerable Shares to be designated or approved for designation as a national market system security on the interdealer quotation system on which the Common Stock is then listed or designated;

     (f) immediately notify each seller of Registrable Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (g) if the offering is underwritten and at the request of any seller of Registerable Shares, use its reasonable efforts to furnish on the date that Registerable Shares are delivered to the underwriters for sale pursuant to such registration (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the seller or sellers making such request; and (ii) at the request of either the Company


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or sellers of Registerable Shares, a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

     (h) make available for inspection by each seller of Registerable Shares, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     For purposes of Section 6(a) and Section 6(b), the period of distribution of Registerable Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registerable Shares in any other registration shall be deemed to extend until the earlier of the sale of all Registerable Shares covered thereby or one hundred twenty
(120) days after the effective date thereof.

     7. Information by Holders. In connection with each registration under this Agreement, the sellers of Registerable Shares shall furnish to the Company such information with respect to themselves and the proposed distribution by them as the Company shall deem reasonably necessary or desirable to assure compliance with federal and applicable state securities laws.

     8.  Expenses.

         (a) Registration Expenses. The Company shall pay all Registration Expenses incident to the Company's compliance with the provisions of Section 2 and Section 3; provided, that the Holders of Registerable Shares sought to be included in any such registration shall pay the fees, expenses and disbursements of counsel (other than Company counsel) for such Holders. Notwithstanding the preceding sentence, the Company shall not be required to pay any Registration Expenses for any registration in which the Company does not sell shares for its own account. All Registration Expenses required to be borne by the participating sellers of Registerable Shares shall be borne in proportion to the number of Registerable Shares sold by each, or as such participating sellers may otherwise agree.

         (b) Selling Expenses. All Selling Expenses in connection with each registration statement under Section 2 or Section 3 shall be borne by the participating sellers of Registerable Shares in proportion to the number of shares sold by each, or as such participating sellers may otherwise agree.


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  9.   Indemnification and Contribution.

     (a) In the event of a registration of any of the Registerable Shares under the Securities Act pursuant to Section 2 or Section 3, the Company shall indemnify and hold harmless each seller of such Registerable Shares thereunder, each underwriter of such Registerable Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registerable Shares were registered under the Securities Act pursuant to Section 2 or
Section 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state in such registration statement, prospectus, amendment or supplement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company shall not be liable to or be required to indemnify or hold harmless a particular seller in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing for use in such registration statement, prospectus, amendment or supplement.

     (b) In the event of a registration of any of the Registerable Shares under the Securities Act pursuant to Section 2 or Section 3, the sellers of such Registerable Shares thereunder, severally and not jointly, shall indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registerable Shares were registered under the Securities Act pursuant to
Section 2 or Section 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, (ii) the omission or alleged omission to state in such registration statement, prospectus, amendment or supplement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that any such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement


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or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, furnished in writing to the Company by such seller for use in such registration statement, prospectus, amendment or supplement.

     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 10 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     (d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which (i) either (x) the Company or any controlling person (within the meaning of the Securities Act) of the Company, or
(y) any Holder of Registerable Shares exercising registration rights under this Agreement, or any controlling person (within the meaning of the Securities Act) of any such Holder, if any, makes a claim for indemnification pursuant to this
Section 9, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provided for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Company, any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as the relative benefit received by the Company and such Holder as a result of the offering in question, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in consideration with this provision is the ability of one party or the other to correct the statement or omission which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations; provided, however, that, in any such case no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registerable Shares to the public without registration, at all times following the ninety (90) day period after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, through the Termination Date, the Company shall:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144;

     (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) furnish to each holder of Registerable Shares forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registerable Shares without registration.

     11. Restrictive Legend. Each certificate representing the Registerable Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, WHETHER BY SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE, GIFT, REQUEST, APPOINTMENT OR OTHERWISE, EXCEPT IN CERTAIN CIRCUMSTANCES PURSUANT TO AND SUBJECT TO THAT CERTAIN SHAREHOLDERS' AGREEMENT AND AGREEMENT NOT TO COMPETE AMONG CENTRAL PARKING CORPORATION AND THE SHAREHOLDERS NAMED THEREIN. A COPY OF SUCH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES

     LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OF SUCH LAWS.

  12. Transfer Restrictions. Each holder of Registerable Shares shall execute any restrictive agreement or "lock-up" agreement that any underwriter engaged by the Company in connection with any underwritten public offering shall reasonably request for so long as any holder shall (i) be an officer or director of the Company or (ii) be the beneficial owner of five percent (5%) or more of the outstanding Shares, provided that such agreement is required to be executed by all such other similarly situated shareholders. The Company may impose stop transfer instructions with respect to the Registerable Shares until the end of any restrictive period provided for pursuant to Section 5 or this
Section 12.

  13. Representations and Warranties of the Company. The Company represents and warrants to the Holders as follows:

     (a) The Company's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company (i) are within the Company's corporate powers and duly authorized by all necessary corporate action on the part of the Company and (ii) do not (x) require any action by or in respect of, or filing with, any governmental or regulatory authority, except as set forth in this Agreement or (y) contravene, violate or constitute a default under, any requirement of law applicable to Company or any of its properties or any contract, understanding or agreement to which the Company or any of its properties is bound or subject.

     (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally and by general principals of equity.

  14. Representations and Warranties of the Holders. Each of the Holders hereby severally, and not jointly, represent and warrant to the Company as follows:

     (a) The Holder's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Holder (i) are within the Holder's legal power and authority and (ii) do not (x) require any action by or in respect of, or filing with, any governmental or regulatory authority, except as set forth in this Agreement or (y) contravene, violate or constitute a default under, any requirement of law applicable to the Holder or any of their respective properties or any contract, understanding or agreement to which the Holder or any of such Holder's properties is bound or subject.

     (b) This Agreement has been duly executed and delivered by the Holder and constitutes the legal, valid and binding obligation of the Holder, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally and by general principals of equity.

  15. Miscellaneous.

     (a) Assignment; Binding Effect. This agreement shall be binding upon each of the parties to this Agreement and their respective personal representatives, successors and permitted assigns, and shall inure to the benefit of the Company and its successors and assigns. None of the Holders shall have the right or power to assign the registration rights established under this Agreement to any transferee of the Registered Shares, whether by Transfer of the Registerable Shares or otherwise, without the Company's prior written consent, except that such registration rights may be assigned: (i) by any Holder in conjunction with a Transfer of such Holder's Registerable Shares to any of the following persons solely for estate planning purposes: (x) such Holder's parents and such parents' siblings and such siblings' children; (y) such Holder's children or (z) such Holder's lineal descendants, or to trusts for the exclusive benefit of any such class of persons; and (ii) to the applicable Holder's estate and to any Person acquiring such Holder's Registerable Shares directly from such estate by such Holder's will or by virtue of the laws of descent or intestacy; provided, that any proposed transferee of registration rights under this Section 15(a) executes and delivers to the Company such proposed transferee's written agreement to be bound by, and to hold the Registerable Shares so transferred subject to, the terms and conditions of this Agreement (each, a "Permitted Transferee").

    (b) Entire Agreement; Amendment. This Agreement constitutes the entire agreement among the Holders and the Company with respect to the subject matter of this Agreement and supersedes all prior agreements, understandings and negotiations, whether written or oral, with respect to the subject matter of this Agreement. None of the terms and provisions contained in this Agreement can be changed without a writing signed by the Company and the Holders of two-thirds of the then outstanding Registerable Shares.

    (c) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    (d) No Waiver of Rights. No failure or delay on the part of any Holder or the Company in the exercise of any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right. The waiver by any Holder or the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach under this Agreement.

    (e) Notices. All notices required to be given to any of the parties of this Agreement shall be in writing and shall be deemed to have been sufficiently given, subject to the further provisions of this Section 15(e), for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, with proper postage prepaid, or any national overnight delivery service, with proper charges prepaid, to such party at its address set forth below such party's signature line on the signature pages to this Agreement or below such party's signature line to such party's Joinder Agreement. Such notice shall be deemed to be received when delivered if delivered personally, the next business day after the date sent if sent by a national overnight delivery service, or three (3) business days after the date mailed if mailed by certified or registered mail. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

     (f) No Third Party Beneficiaries. This Agreement is not intended to, and does not, create any rights in or confer any benefits upon anyone other than the parties hereto except as set forth in Section 9.

     (g) Headings. The headings used in this Agreement are for convenience only and are not intended to define or limit the contents or substance of any provision of this Agreement.

     (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (i) Governing Law. This Agreement shall be governed and construed as to its validity, interpretation and effect by the laws of Tennessee notwithstanding the choice of law rules of New York or any other jurisdiction. IN ADDITION, IN THE CASE OF ANY DISPUTE UNDER OR IN CONNECTION WITH THIS AGREEMENT, EACH HOLDER AND THE COMPANY HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURTS OF TENNESSEE IN AND FOR THE COUNTY OF DAVIDSON OR THE FEDERAL DISTRICT COURT FOR SUCH GEOGRAPHIC LOCATION, PROVIDED THAT SUCH FEDERAL COURT HAS SUBJECT MATTER JURISDICTION OVER SUCH DISPUTE, AND EACH HOLDER HEREBY WAIVES ANY CLAIM THAT SUCH SHAREHOLDER MAY HAVE AT ANY TIME AS TO FORUM NON CONVENIENS WITH RESPECT TO SUCH VENUE. Notwithstanding anything to the contrary set forth in the preceding sentence, the Company shall have the right to institute any legal action arising out of or relating to this Agreement in any appropriate court and in any jurisdiction.

     IN WITNESS WHEREOF, each of the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

                              CENTRAL PARKING CORPORATION

                              By:
                                 -------------------------------------------
                                 Monroe J. Carell, Jr.
                                 Chairman of the Board of Directors
                                 and Chief Executive Officer


                              /s/ Lewis Katz
                              ----------------------------------------------
                              Lewis Katz


                              ----------------------------------------------
                              Saul Schwartz

     IN WITNESS WHEREOF, each of the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

                                        CENTRAL PARKING CORPORATION


                                        By: /s/
                                            -----------------------------------
                                            Monroe J. Carell, Jr.
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer


                                        ---------------------------------------
                                        Lewis Katz

                                        /s/ SAUL SCHWARTZ
                                        ---------------------------------------
                                        Saul Schwartz

     IN WITNESS WHEREOF, each of the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.

                                        CENTRAL PARKING CORPORATION


                                        By: /s/ MONROE J. CARELL, JR.
                                            -----------------------------------
                                            Monroe J. Carell, Jr.
                                            Chairman of the Board of Directors
                                            and Chief Executive Officer


                                        ---------------------------------------
                                        Lewis Katz


                                        ---------------------------------------
                                        Saul Schwartz